UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2013

Commission File Number

001-34581

Kraton Performance Polymers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Executive Compensation Recoupment Policy. On September 11, 2013, the Compensation Committee of Kraton Performance Polymers, Inc. (the “Compensation Committee”) adopted an Executive Compensation Recoupment Policy. The policy covers each of our Section 16 reporting officers. The policy provides we will, to the extent permitted by governing law, seek to recover, at the direction of the Compensation Committee after it has considered the costs and benefits of doing so, any compensation payment to a covered officer under the following circumstances:

•	The payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of the Company’s financial statements as filed with the Securities and Exchange Commission;

•	The Compensation Committee determines that the officer engaged in fraud or willful misconduct that caused or substantially caused the substantial restatement; and

•	A lower payment would have been made to the officer based upon the restated financial results.

In each instance, the Company will, to the extent practicable, seek to recover from the officer the amount by which the Compensation Committee has determined that an incentive payment made in the prior three years to such officer for the relevant period exceeded the lower payment that would have been made based on the restated financial results. The Compensation Committee will make all determinations required under the policy in its sole and absolute discretion.

In connection with the adoption of the recoupment policy, the Compensation Committee also amended our cash incentive plan to provide that in the event that following the end of a performance period applicable to an award under the plan, it is determined by the Compensation Committee and ratified by the Board of Directors that payment of an award was based on incorrect data (including financial results that are required to be restated), the recipient of the award shall be required to return to the company an amount equal to the amount by which the award paid to the recipient exceeded the award that would have been paid had the correct data been used in the calculation of the award.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit

10.1	Executive Compensation Recoupment Policy (adopted September 11, 2013)

10.2	First Amendment to Kraton Performance Polymers, Inc. 2013 Cash Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date: September 16, 2013	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit

10.1	Executive Compensation Recoupment Policy (adopted September 11, 2013)

10.2	First Amendment to Kraton Performance Polymers, Inc. 2013 Cash Incentive Plan